                                                                  EXHIBIT 10.153

                            MODIFICATION NUMBER THREE
                              TO THE LOAN AGREEMENT
                             (Amended and Restated)

First Union National Bank
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
(Hereinafter referred to as the "Bank")

Bluegreen Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts Management, Inc.
f/k/a RDI Resort Services Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest One, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Southwest One, L.P.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Carolina Lands, LLC.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Carolina National Golf Club, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Leisure Capital Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen West Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

BG/RDI Acquisition Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation Great Lakes (WI)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Canada
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Golf Clubs, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Interiors, LLC.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Southwest Land, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

New England Advertising Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431

South Florida Aviation, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Winding River Realty, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Jordan Lake Preserve Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Leisure Communication Network, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431
(Individually and collectively "Borrower")


THIS AGREEMENT is entered into as of December 31, 2000 by and between Bank and Borrower.

                                    RECITALS

Bank is the holder of a Consolidated Promissory Note executed and delivered by Borrower, dated November 3, 1999, in the original principal amount of $10,000,000.00 (the "Note"); and certain other Loan Documents (the "Line of Credit"), including a Loan Agreement, dated September 23, 1998 as modified by Modification Number One to Loan Agreement dated August 1, 1999, as further modified by Modification Number Two to Loan Agreement dated November 3, 1999 (the "Loan Agreement"); and

Borrower and Bank have agreed to modify the terms of the Note and the Loan Agreement.

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

OUTSTANDING BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Line of Credit is correct.

MODIFICATIONS. Relying upon the covenants, agreements, representations and warranties contained herein, the Loan Agreement is hereby amended and restated as follows:

RENEWAL OF LINE OF CREDIT - The Bank and the Borrower hereby renew and extend the Line of Credit in the principal amount of $10,000,000.00 which shall be evidenced by a Renewal Promissory Note dated as of December 31, 2000 in the principal amount of $10,000,000.00 (the "Renewal Note"), under which Borrower may borrow, repay, and reborrow, from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount minus the sum of (i) the amount available to be drawn plus (ii) the amount of unreimbursed drawings under all letters of credit issued by Bank for the account of Borrower. The Loan proceeds are to be used by Borrower solely for working capital and to issue letters of credit from time to time. The Borrower shall deliver a Borrowing Certificate attached as Exhibit "A" to Bank with each borrowing under the Line of Credit. Each borrowing request shall be in compliance with the eligibiity formula of the Borrowing Certificate. Advances under the Line of Credit shall be repaid within 90 days of such advance and the Borrower shall pay down the outstanding balance under the Line of Credit to a maximum of $100.00 for 45 consecutive days annually. The total amount of letters of credit to be issued under the Renewal Note shall not exceed $500,000.00 at any time nor have maturities greater than the maturity date of the Line of Credit. The matuity date of the Line of Credit shall be September 30, 2001. This maturity shall be automatically extended to December 31, 2001 provided that the Bank receives by September 30, 2001, satisfactory evidence, in the sole discretion of the Bank, that the Borrower has obtained a replacement timeshare purchase facility in an amount and with an expiration date satisfactory to Bank. Such extended maturity date shall be evidenced by an Extension Letter delivered by the Bank to the Borrower prior to September 30, 2001. Bank's obligation to advance or readvance under the Renewal Note shall terminate if Borrower is in Default under the Renewal Note.

AVAILABILITY FEE. Borrower shall pay to Bank quarterly an availability fee equal to 0.50% per annum on the average daily unused principal amount available under the Note for the preceding calendar quarter or portion thereof.

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: ACCURATE INFORMATION. All information now and hereafter furnished to Bank is and will be true, correct and complete. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. AUTHORIZATION; NON-CONTRAVENTION. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized by all necessary action taken by the duly authorized officers of Borrower and any guarantors and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or guarantor's assets, or (iii) give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. ASSET OWNERSHIP. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Bank by Borrower in writing ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. DISCHARGE OF LIENS AND TAXES. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. Sufficiency of Capital. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Loan, will not be, insolvent within the meaning of 11 U.S.C. ss. 101(32). COMPLIANCE WITH LAWS. Borrower is in compliance in all respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C.ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. ORGANIZATION AND AUTHORITY. Each corporate or limited liability company Borrower and any guarantor, as applicable, is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each corporate or limited liability company Borrower and any guarantor, if any, is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. NO LITIGATION. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing. ERISA. Each employee pension benefit plan, as defined in ERISA, maintained by Borrower meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1954, as amended. No "Prohibited Transaction" or "Reportable Event" (as both terms are defined by ERISA) has occurred with respect to any such plan.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: BUSINESS CONTINUITY. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. MAINTAIN PROPERTIES. Maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement. ACCESS TO BOOKS & RECORDS. Allow Bank, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank to make copies thereof at Bank's expense. INSURANCE. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability insurance, workers compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as Bank may reasonably require. NOTICE OF DEFAULT AND OTHER NOTICES.
(a) Notice of Default. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto. (b) Other Notices. Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business;
(ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower; and (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. COMPLIANCE WITH OTHER AGREEMENTS. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the Note. PAYMENT OF DEBTS. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. REPORTS AND PROXIES. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority. OTHER FINANCIAL INFORMATION. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. NON-DEFAULT CERTIFICATE FROM BORROWER. Deliver to Bank, with the Financial Statements required herein, a certificate signed by Borrower, if Borrower is an individual, or by a principal financial officer of Borrower warranting that no "Default" as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred. ESTOPPEL CERTIFICATE. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations.

NEGATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: DEFAULT ON OTHER CONTRACTS OR OBLIGATIONS. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed. JUDGMENT ENTERED. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower. GOVERNMENT INTERVENTION. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired. PREPAYMENT OF OTHER DEBT. Retire any long-term debt entered into prior to the date of this Agreement in advance of its legal obligation to do so. RETIRE OR REPURCHASE CAPITAL STOCK. Retire or otherwise acquire any of its capital stock except as permitted by waiver letter from Bank to Borrower dated May 13, 1999 authorizing the repurchase of up to two million shares of capital stock under the Borrowers existing share repurchase program.

FINANCIAL COVENANTS. Borrower agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing: DEPOSIT RELATIONSHIP. Borrower shall maintain its primary depository account and cash management account(s) with Bank. LIQUIDITY REQUIREMENT. Borrower shall, at all times, maintain aggregate unrestricted cash and unencumbered timeshare receivables of not less than $20,000,000. ADJUSTED TANGIBLE NET WORTH. Borrower shall, at all times, maintain an Adjusted Tangible Net Worth of at least $165,000,000. "Adjusted Tangible Net Worth" shall mean total assets minus total liabilities. For purposes of this computation, the aggregate amount of any intangible assets of Borrower including without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets, and total liabilities shall exclude subordinated debt. ADJUSTED TOTAL LIABILITIES TO ADJUSTED TANGIBLE NET WORTH RATIO. Borrower shall, at all times, maintain a ratio of Adjusted Total Liabilities to Adjusted Tangible Net Worth of not more than 2.00 to 1.00. "Adjusted Total Liabilities" shall mean the sum of total liabilities, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet, in accordance with generally accepted accounting principles applied on a consistent basis, excluding subordinated debt. COMPLIANCE CERTIFICATE. Borrower shall furnish Bank with a quarterly covenant compliance certificate demonstrating Borrower's compliance with the above Financial Covenants.

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 90 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flow, with supporting schedules; all on a consolidated and consolidating basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Borrower. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval. For purposes of this paragraph and the following paragraph, the term "Borrower" shall mean Bluegreen Corporation and all Subsidiaries.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank unaudited management-prepared consolidated and consolidating quarterly financial statements including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 45 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower and in each case, if audited statements are required, subject to audit and year-end adjustments.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

ACKNOWLEDGMENTS. Borrower acknowledges and represents that the Renewal Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that

Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and that this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement applies to the Loan, Line of Credit and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note. The term "Borrower" shall include its Subsidiaries and Affiliates. As used in this Agreement as to Borrower, "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower. As to Borrower, "Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of laws principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Documents.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

                           Bluegreen Corporation
                           Taxpayer Identification Number: 03-0300793


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Senior Vice President



                           Bluegreen Resorts Management, Inc.
                           Taxpayer Identification Number:  65-0520217


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Vacations Unlimited, Inc.
                           Taxpayer Identification Number:  65-0433722


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Holding Corporation (Texas)
                           Taxpayer Identification Number:  65-0796382


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Properties of the Southwest One, Inc.
                           Taxpayer Identification Number:  03-0315835


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Executive Vice President



                           Bluegreen Southwest One, L.P.
                           By:  Properties of the Southwest One, Inc.,
                           its:  General Partner
                           Taxpayer Identification Number:  65-0796380


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Executive Vice President



                           Bluegreen Asset Management Corporation
                           Taxpayer Identification Number:  03-0325365


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Carolina Lands, LLC.
                           Taxpayer Identification Number: 65-0941345


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Corporation of Tennessee
                           Taxpayer Identification Number:  03-0316460


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of the Rockies
                           Taxpayer Identification Number:  65-0349373


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Corporation of Virginia, Inc.
                           Taxpayer Identification Number:  52-1752664


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Resorts International, Inc.
                           Taxpayer Identification Number:  65-0803615


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Carolina National Golf Club, Inc.
                           Taxpayer Identification Number:  62-1667685


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Leisure Capital Corporation
                           Taxpayer Identification Number:  03-0327285


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen West Corporation
                           Taxpayer Identification Number:  59-3300205


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President

                           BG/RDI Acquisition Corp.
                           Taxpayer Identification Number:  65-0776572


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Corporation Great Lakes (WI)
                           Taxpayer Identification Number:  36-3520208


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Corporation of Canada
                           Taxpayer Identification Number:  03-0311034


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Golf Clubs, Inc.
                           Taxpayer Identification Number:  65-0912659


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Vice President/Secretary



                           Bluegreen Interiors, LLC.
                           Taxpayer Identification Number:  65-0929952


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Southwest Land, Inc.
                           Taxpayer Identification Number:  65-0910609


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Vice President/Secretary

                           New England Advertising Corp.
                           Taxpayer Identification Number: 03-0295158


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           South Florida Aviation, Inc.
                           Taxpayer Identification Number: 65-0341038


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Winding River Realty, Inc.
                           Taxpayer Identification Number: 56-2095309


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Jordan Lake Preserve Corporation
                           Taxpayer Identification Number: 65-1038536


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Leisure Communication Network, Inc.
                           Taxpayer Identification Number: 65-1049209


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           First Union National Bank


CORPORATE                  By: /s/ Jacqueline Ledea
SEAL                           -------------------------------------------------
                               Jacqueline Ledea, Vice President

                             RENEWAL PROMISSORY NOTE

$10,000,000.00                                                 December 31, 2000


Bluegreen Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts Management, Inc.
f/k/a RDI Resort Services Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest One, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Southwest One, L.P.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Carolina Lands, LLC.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Carolina National Golf Club, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Leisure Capital Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen West Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

BG/RDI Acquisition Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation Great Lakes (WI)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Canada
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Golf Clubs, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Interiors, LLC.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Southwest Land, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

New England Advertising Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431

South Florida Aviation, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Winding River Realty, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Jordan Lake Preserve Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Leisure Communication Network, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431
(INDIVIDUALLY AND COLLECTIVELY "BORROWER")

First Union National Bank
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
(HEREINAFTER REFERRED TO AS THE "BANK")


Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of Ten Million and No/100 Dollars ($10,000,000.00) or such sum as may be advanced and outstanding from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

RENEWAL/MODIFICATION. This Promissory Note renews, extends and/or modifies that certain Consolidated Promissory Note dated November 3, 1999 (the "Original Promissory Note"), evidencing an original principal amount of $10,000,000.00. This Promissory Note is not a novation.

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the LIBOR Market Index Rate plus 2.00% as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a Default (defined herein) occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the Interest Rate plus 3% ("Default Rate"). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION. (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding that of the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on January 3, 2001, and on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on September 30, 2000 unless extended by Bank in writing pursuant to the terms of the Loan Documents.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents" used in this Note and other Loan Documents refers to all documents executed in connection with the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and may include, without limitation, a commitment letter that survives closing, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss. 101). OBLIGATIONS. The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements as defined in 11 U.S.C. ss. 101 between Borrower and Bank whenever executed. CERTAIN OTHER TERMS. All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 10 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

If this Note is secured by owner-occupied residential real property located outside the state in which the office of Bank first shown above is located, the late charge laws of the state where the real property is located shall apply to this Note and the late charge shall be the highest amount allowable under such laws. If no amount is stated thereunder, the late charge shall be 5% of each payment past due for 10 or more days.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT. If any of the following occurs, a default ("Default") under this Note shall exist: NONPAYMENT; NONPERFORMANCE. The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents. FALSE WARRANTY. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. CROSS DEFAULT. At Bank's option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein; "Subsidiary" shall mean any business in which Borrower holds, directly or indirectly, a controlling interest). CESSATION; BANKRUPTCY. The death of, appointment of guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against the Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents. MATERIAL CAPITAL STRUCTURE OR BUSINESS ALTERATION. Without prior written consent of Bank, (i) a material alteration in the kind or type of Borrower's business or that of Borrower's Subsidiaries or Affiliates, if any;
(ii) the sale of substantially all of the business or assets of Borrower, any of Borrower's Subsidiaries or Affiliates or guarantor or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions; (iii) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (iv) should any Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan Documents, Bank may at any time thereafter, take the following actions: BANK LIEN. Foreclose its security interest or lien against Borrower's accounts without notice. ACCELERATION UPON DEFAULT. Accelerate the maturity of this Note and all other Obligations, and all of the Obligations shall be immediately due and payable. CUMULATIVE. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under this Note respectively from time to time until the maturity hereof (each an "Advance" and together the "Advances") in accordance with the Loan Documents. Bank's obligation to make Advances under this Note shall terminate if Borrower is in Default or a representation in any of the Loan Documents is false or has become false. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date.

If Borrower subscribes to Bank's cash management services and such services are applicable to this line of credit, the terms of such service shall control the manner in which funds are transferred between the applicable demand deposit account and the line of credit for credit or debit to the line of credit.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other

Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or other Loan Documents and without affecting the liability of Borrower or any person who may be liable under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the Loan Documents or any interest therein to any Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Note and other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address shown above without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank's address shown above. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. BINDING CONTRACT. Borrower by execution of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. ADVANCES. Bank in its sole discretion may make other Advances under this Note pursuant hereto. Posting of Payments. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. JOINT AND SEVERAL OBLIGATIONS. Each Borrower is jointly and severally obligated under this Note. FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. SPECIAL RULES. All arbitration hearings shall be conducted in the city named in the address of Bank first stated above. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration

Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. WAIVER OF EXEMPLARY DAMAGES. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

                           Bluegreen Corporation
                           Taxpayer Identification Number: 03-0300793


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Senior Vice President



                           Bluegreen Resorts Management, Inc.
                           Taxpayer Identification Number:  65-0520217


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Vacations Unlimited, Inc.
                           Taxpayer Identification Number:  65-0433722


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Holding Corporation (Texas)
                           Taxpayer Identification Number:  65-0796382


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Properties of the Southwest One, Inc.
                           Taxpayer Identification Number:  03-0315835


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Executive Vice President



                           Bluegreen Southwest One, L.P.
                           By:  Properties of the Southwest One, Inc.,
                           its:  General Partner
                           Taxpayer Identification Number:  65-0796380


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Executive Vice President



                           Bluegreen Asset Management Corporation
                           Taxpayer Identification Number:  03-0325365


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Carolina Lands, LLC.
                           Taxpayer Identification Number: 65-0941345


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Corporation of Tennessee
                           Taxpayer Identification Number:  03-0316460


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President

                           Bluegreen Corporation of the Rockies
                           Taxpayer Identification Number:  65-0349373


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President


                           Bluegreen Corporation of Virginia, Inc.
                           Taxpayer Identification Number:  52-1752664


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Resorts International, Inc.
                           Taxpayer Identification Number:  65-0803615


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Carolina National Golf Club, Inc.
                           Taxpayer Identification Number:  62-1667685


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Leisure Capital Corporation
                           Taxpayer Identification Number:  03-0327285


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen West Corporation
                           Taxpayer Identification Number:  59-3300205


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President

                           BG/RDI Acquisition Corp.
                           Taxpayer Identification Number:  65-0776572


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Corporation Great Lakes (WI)
                           Taxpayer Identification Number:  36-3520208


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Corporation of Canada
                           Taxpayer Identification Number:  03-0311034


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Golf Clubs, Inc.
                           Taxpayer Identification Number:  65-0912659


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Vice President/Secretary



                           Bluegreen Interiors, LLC.
                           Taxpayer Identification Number:  65-0929952


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Bluegreen Southwest Land, Inc.
                           Taxpayer Identification Number:  65-0910609


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, Vice President/Secretary

                           New England Advertising Corp.
                           Taxpayer Identification Number: 03-0295158


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           South Florida Aviation, Inc.
                           Taxpayer Identification Number: 65-0341038


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Winding River Realty, Inc.
                           Taxpayer Identification Number: 56-2095309


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Jordan Lake Preserve Corporation
                           Taxpayer Identification Number: 65-1038536


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President



                           Leisure Communication Network, Inc.
                           Taxpayer Identification Number: 65-1049209


CORPORATE                  By: /s/ Patrick E. Rondeau
SEAL                           -------------------------------------------------
                               Patrick E. Rondeau, President